UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2009

AmeriCredit Corp.

Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 12, 2008, AmeriCredit Corp. (the “Company”) and Fairholme Funds, Inc. (“Fairholme”) entered into a letter agreement which, among other things, granted Fairholme the right to designate a director on the Company’s Board of Directors. This letter agreement was filed with the Securities and Exchange Commission (the “Commission”) as Exhibit 10.1 to the Current Report on Form 8-K filed with the Commission on December 15, 2008. On November 19, 2009, the Company and Fairholme amended the letter agreement regarding Fairholme’s right to so designate a director. The amendment to the letter agreement is filed with this Form 8-K/A as Exhibit 10.1 hereto.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 contained in the Form 8-K filed by AmeriCredit Corp. (the “Company”) on November 16, 2009 is hereby amended to delete the statement that “Mr. Sturges was designated by Fairholme Funds, Inc. (“Fairholme”) to fill the unexpired term of Mr. Berkowitz position, which expires in 2012.” Item 5.02 is hereby amended to reflect that Mr. Sturges was elected as a director by the Board of Directors, after approval of the Nominating and Corporate Governance Committee of such nomination to the Board, to fill the vacancy resulting from the resignation of Mr. Berkowitz, but was not designated by Fairholme to fill this vacancy and does not represent Fairholme on the Board. Mr. Sturges will be compensated a prorated amount under the Company’s Non-Employee Director Compensation Plan for Fiscal 2010, a copy of which is attached to this Form 8-K/A as Exhibit 10.2.

Investors should not rely on the statement in the Company’s November 16, 2009 press release that Mr. Sturges is the designee of Fairholme.

Additionally, the Company and Fairholme have agreed that Fairholme will no longer have a contractual right to appoint a designee to the Company’s Board of Directors. The discussion above in Item 1.01 regarding this amendment is incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.
10.1	Letter Agreement effective November 19, 2009, between AmeriCredit Corp. and Fairholme Fund, Inc.
10.2	Non-Employee Director Compensation Plan for Fiscal 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: November 24, 2009	By:	/S/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit
10.1	Letter Agreement effective November 19, 2009, between AmeriCredit Corp. and Fairholme Fund, Inc.
10.2	Non-Employee Director Compensation for Fiscal 2010